GUARANTY

THIS GUARANTY is dated as of July 1, 2011 ("Guaranty") and made by Hutech21 Co. Ltd. (F/K/A China Logistics, Inc.), a British Virgin Islands corporation with offices at #201 Daerungtechnotown III Gasan-Dong Geumcheon-Gu, Seoul Korea 153-772 (the "Guarantor"), in favor of Precursor Management Inc., a corporation organized under the laws of the British Virgin Islands, with offices at 2702-03, 27/F, Goldlion Digital Network Center, 138 Tiyu Road East, Tianhe, Guangzhou, P.R. China (the "Lender").

WITNESSETH

WHEREAS, Taehoan Park, an individual residing in the Republic of Korea (the "Borrower"), and the Lender are parties to a note, dated as of January 19, 2011 referred to as the Series 2011 Secured Note Due January 19, 2012 (such note, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Note");

WHEREAS, pursuant to the Note and this Guaranty entered into by the Guarantor, the Guarantor is required to execute and deliver to the Lender a guaranty that the Note and all other obligations under the Note and the pledge agreement by and between the Pledgor thereunder and the Lender of even date herewith (such pledge agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Pledge Agreement"; the Note, the Guaranty, and the Pledge Agreement, together with all other documents required to be delivered in connection herewith and therewith are collectively referred to as the "Loan Documents"); and

NOW, THEREFORE, in consideration of the premises and the agreements herein, the Guarantor hereby agrees with the Lender, as follows:

Section 1. Definitions. Reference is hereby made to the Note for a statement of the terms thereof. All terms used in this Guaranty which are defined in the Note and not otherwise defined herein shall have the same meanings herein as set forth therein. As used in this Guaranty, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural):

"Borrower" has the meaning specified in the preamble above.

"Guaranty" means this Guaranty.

"Guaranteed Obligations" means the obligation of the borrower for repayment of the loan as referred to in the Note.

“Note” refers to that certain secured promissory note dated January 19, 2011.

Section 2. Rules of Interpretation. When used in this Guaranty: (1) "or" is not exclusive, (2) a reference to a law or document includes any amendment or modification to such law or document and (3) a reference to an agreement, instrument or document includes any amendment or modification of such agreement, instrument or document.

Section 3. Guaranty. The Guarantor hereby guarantees to the Lender and his successors, endorsees, transferees and assigns the prompt and complete payment, as and when due and payable in accordance with the terms of the Note or of all of the Guaranteed Obligations now existing will be paid strictly in accordance with their terms.

Section 4. Limitation of Liability. The obligation of the Guarantor under this Guaranty shall be limited to an aggregate amount equal to the principal plus interest and default penalties, if applicable, as such amount is set forth under the Note and subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state or international law.

Section 5. Type of Guaranty. This Guaranty is absolute and unconditional and as such is not subject to any conditions and the Guarantor is fully liable to perform all of its duties and obligations under this Guaranty as of the date of execution of this Guaranty. This Guaranty is a continuing guaranty and applies to all future Guaranteed Obligations. This Guaranty is a guaranty of payment only. The obligations and liabilities of the Guarantor under this Guaranty shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against the Borrower, the Guarantor or any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations, or against any assets securing the payment of the Guaranteed Obligations or guarantee for such Guaranteed Obligations or right of setoff with respect to such Guaranteed Obligations. This Guaranty is irrevocable and as such cannot be canceled, terminated or revoked by the Guarantor.

Section 6. Security Interest. To secure the payment of the obligations of the Guarantor under this Guaranty, the Guarantor has executed an Affidavit of Confession of Judgment in the form annexed hereto as Exhibit 1.

Section 7. Notices. Reasonable notices are required to be given by the Lender to the Guarantor that cover all notices including (1) notice of any actions taken by the Lender, the Borrower, the Guarantor or any other person under any Guaranty Document, and (2) notices of nonpayment or nonperformance, notices of protest and notices of dishonor.

Section 8. Waiver of Defenses. The Guarantor hereby waives any and all defenses to the performance by the Guarantor of its duties and obligations under this Guaranty subject to events of default, including any defense based on any of the following:

(1)            any failure of the Lender to disclose to the Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any party obligated to make payment on any and all Guaranteed Obligations, whether as principal or guarantor, now or hereafter known to the Lender,

(2)            any exchange or release of, or non-perfection of any security interest on or in any assets securing the payment of the Guaranteed Obligations,

(3)            any subordination of any or all of the Guaranteed Obligations with notice to the
Guarantor,

(4)            any act or omission of the Lender in connection with the enforcement of, or the exercise of rights and remedies, including any election of, or the order of exercising any, remedies, with respect to (a) the Guaranteed Obligations, (b) any other guarantor of the Guaranteed Obligations, or (c) any assets securing the payment of the Guaranteed Obligations,

Section 9. Subrogation. The Guarantor may not exercise any rights which the Guarantor may acquire by way of subrogation or contribution, whether acquired by any payment made under this Guaranty, by any setoff or application of funds of the Borrower, by the Lender or otherwise, until (1) the payment in full of the Guaranteed Obligations (after the Lender no longer has any obligation or arrangement to provide credit to the Borrower, including under or pursuant to a line of credit), and (2) the payment of all fees and expenses to be paid by the Guarantor pursuant to this Guaranty. If any amount shall be paid to the Guarantor on account of such subrogation or contribution rights at any time when all of the Guaranteed Obligations and all such other expenses shall not have been paid in full (after the Lender no longer has any obligation or arrangement to provide credit to the Borrower, including under or pursuant to a line of credit), such amount shall be held in trust for the benefit of the Lender, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Lender to be credited and applied in whole or in part by the Lender against the Guaranteed Obligations, whether matured or unmatured, and all such other fees and expenses in accordance with the terms of the Loan Documents.

Section 10. Representations. At the time of execution of this Guaranty and each time the Lender provides credit as noted above, the Guarantor represents and warrants to the Lender as follows:

(1)             Name. The exact legal name of the Guarantor is the name specified in the preamble to this Guaranty. The Guarantor has not been known by any other names during the two (2) years prior to the date of the Guaranty unless otherwise disclosed to the Lender.

(2)             Location. The principal location of the Guarantor is as specified in the preamble to this Guaranty.

(3)             No Contravention. The execution, delivery and performance by the Guarantor of this Guaranty do not and will not (a) violate any provision of any law, order, writ, judgment, injunction, decree, determination, or award presently in effect applicable to the Guarantor, (b) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which the Guarantor is a party or by which the Guarantor or its properties may be bound or affected, or (c) result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor.

(4)             Governmental Authority. No authorization, approval or other action by, and no notice to or filing with, any governmental authority is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

(5) Legally Enforceable Guaranty. This Guaranty is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that such enforcement may be limited by (a) applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally, or (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

Section 11. Remedies. The Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies under this Guaranty or otherwise. A waiver by the Lender of any right or remedy hereunder on any one occasion, shall not be construed as a ban or waiver of any such right or remedy which the Lender would have had on any future occasion, nor shall the Lender be liable for exercising or failing to exercise any such right or remedy. The rights and remedies of the Lender under this Guaranty are cumulative and, as such, are in addition to any other rights and remedies available to the Lender under law or any other agreements.

Section 12. Indemnity and Expenses. The Guarantor hereby indemnifies the Lender from and against any and all claims, losses, damages and liabilities arising out of or resulting from this Guaranty (including, without limitation, enforcement of this Guaranty), except claims, losses, damages or liabilities resulting from the Lender's gross negligence and willful misconduct.

The Guarantor will upon demand pay to the Lender the amount of any and all expenses, including the fees and expenses of its counsel and of any experts and agents, which the Lender may incur in connection with (3) the exercise or enforcement of any of the rights of the Lender under this Guaranty,

Section 13. Amendments. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor from this Guaranty, shall in any event be effective unless the same shall be in writing and signed by the Guarantor and the Lender, and then such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which given.

Section 14. Addresses for Notices. All notices and other communications provided for under this Guaranty shall be in writing and, mailed or delivered by messenger or overnight delivery service, addressed, in the case of the Guarantor at its address specified below its signature, and in the case of the Lender at the address specified below, or as to any such party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section.

If to the Lender:

Precursor Management, Inc.

2702-03, 27/F, Goldlion Digital Network Center

138 Tiyu Road East, Tianhe

Guangzhou, P.R. China 510620

If to the Guarantor:

Hutech21 Co. Ltd.

#201 Daerungtechnotown III

Gasan-Dong Geumcheon-Gu,

Seoul Korea 153-772

All such notices and other communications shall, when mailed, be effective three (3) days after being placed in the mails, or when delivered to a messenger or overnight delivery service, be effective one (1) day after being delivered to the messenger or overnight delivery service, in each case, addressed as specified above.

Section 15. Assignment and Transfer of Obligations. This Guaranty will bind the estate of the Guarantor as to Guaranteed Obligations to the extent of the limited liabilities as referred to in Section 4 hereof created or incurred both before and after the bankruptcy or liquidation of the Guarantor, whether or not the Lender receives notice of such bankruptcy or liquidation. This Guaranty shall inure to the benefit of the Lender and his successors, transferees and assigns. The Guarantor may not transfer or assign its obligations under this Guaranty. The Lender may assign or otherwise transfer all or a portion of his rights or obligations with respect to the Guaranteed Obligations to any other party subject to due notice being given to the Guarantor, and such other party shall then become vested with all the benefits in respect of such transferred Guaranteed Obligations granted to the Lender in this Guaranty or otherwise. The Guarantor agrees that the Lender can provide information regarding the Guarantor to any prospective or actual successor, transferee or assign subject to the principles of confidentiality..

Section 16. Setoff. The Guarantor agrees that, in addition to, and without limiting, any right of setoff, the Lender's lien or counterclaim the Lender may otherwise have, the Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of the Guarantor to the extent of the limited liabilities as referred to in Section 4 hereof, at any of the offices of the Lender, in Dollars or any other currency, against any amount payable by the Guarantor to the Lender under this Guaranty which is not paid when demanded (regardless of whether such balances are then due to the Guarantor), in which case the Lender shall promptly notify the Guarantor, provided that the Lender's failure to give such notice shall not affect the validity of such offset.

Section 17. Submission to Jurisdiction. The Guarantor hereby irrevocably submit to the exclusive jurisdiction of any federal or state court sitting in the county of Broward, State of Florida over any action or proceeding arising out of or related to this Guaranty and agrees with the Lender that personal jurisdiction over the Guarantor rests with such courts for purposes of any action on or related to this Guaranty. The Guarantor hereby waives personal service by manual delivery and agrees that service of process may be made by prepaid certified mail directed to the Guarantor at the address of the Guarantor for notices under this Guaranty or at such other address as may be designated in writing by the Guarantor to the Lender, and that upon mailing of such process such service will be effective as if the Guarantor were personally served. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any manner provided by law. The Guarantor further waives any objection to venue in any such action or proceeding on the basis of inconvenient forum. The Guarantor agrees that any action on or proceeding brought against the Lender shall only be brought in such courts.

Section 18. Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Florida without regard to its principles of conflicts of law.

Section 19. Subordination. Once a demand for payment is made on the Guarantor under this Guaranty, the Guarantor will not (1) make any demand for payment of, or take any action to accelerate, any obligation owed to the Guarantor by the Borrower, (2) seek to collect payment of, or enforce any right or remedies against the Borrower, any of the obligations owed to the Guarantor by the Borrower or any guarantees, credit supports, collateral or other security related to or supporting any of such obligations, or (3) commence, or join with any other creditor in commencing, any bankruptcy or similar proceeding against the Borrower. The Guarantor also agrees that the payment of all obligations of the Borrower to the Guarantor shall be subordinate and junior in time and right of payment in accordance with the terms of this Section 19 to the prior payment in full (in cash) of the Guaranteed Obligations. In furtherance of such subordination, (1) to the extent possible, the Guarantor will not take or receive from the Borrower any payments, in cash or any other property, by setoff or any other means, of any or all of the obligations owed to the Guarantor by the Borrower, or purchase, redeem, or otherwise acquire any of such obligations, or change the terms or provisions of any such obligations and (2) if for any reason and under any circumstance the Guarantor receives a payment on such obligation, whether in a bankruptcy or similar proceeding or otherwise, all such payments or distributions upon or with respect to such obligations shall be received in trust for the benefit of the Lender, shall be segregated from other funds and property held by the Guarantor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of securities or other non-cash property) for, the payment or prepayment of the Guaranteed Obligations.

Section 20. Miscellaneous. This Guaranty is in addition to and not in limitation of any other rights and remedies the Lender may have by virtue of any other instrument or agreement previously, contemporaneously or hereafter executed by the Guarantor or any other party or by law or otherwise. If any provision of this Guaranty is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions of this Guaranty. Titles in this Guaranty are for convenience of reference only and shall not affect the interpretation or construction of this Guaranty. This Guaranty constitutes the entire agreement between the Guarantor and the Lender with respect to the matters covered by this Guaranty and supersedes all written or oral agreements with respect to such matters.

IN WITNESS 'WHEREOF, the Guarantor has duly executed and delivered this Guaranty as of the date of this Guaranty.

HUTECH21 CO. LTD.

By: /s/ Taehoan Park

Name: Taehoan Park

Title: CEO

Attest:________________________

By: